                                                                    EXHIBIT 10.8


                      SUBORDINATED NOTES PROCEEDS AGREEMENT



         SUBORDINATED NOTES PROCEEDS AGREEMENT (this "Agreement"), dated as of December 30, 1997, among THE RESORT AT SUMMERLIN, LIMITED PARTNERSHIP (the "Partnership"), THE RESORT AT SUMMERLIN, INC. ("Summerlin, Inc.", and together with the Partnership, the "Assignors"), UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee under the Indenture referred to below (in such capacity, the "Trustee") and FIRST SECURITY TRUST COMPANY OF NEVADA as Account Agent hereunder (in such capacity, the "Account Agent"). Except as otherwise defined herein, terms used herein and defined in the Indenture, or in the Disbursement Agreement referred to below, shall be used herein as so defined.

                                   WITNESSETH:

         WHEREAS, the Assignors are to issue 13% Senior Subordinated PIK Notes due 2007 (the "Subordinated Notes") in an initial aggregate principal amount of $100,000,000 to be governed by an Indenture dated as of December 30, 1997 among the Assignors and the Trustee (as modified and in effect from time to time, the "Indenture");

         WHEREAS, the Assignors, certain lenders from time to time party thereto, Gleacher Natwest, Inc., as Arranging Agent and the Administrative Agent have entered into a Credit Agreement, dated as of December 30, 1997 (as modified or restated and in effect from time to time, the "Credit Agreement");

         WHEREAS, all proceeds of Subordinated Notes are required to be directly deposited into the Subordinated Notes Proceeds Account; and

         WHEREAS, the amounts in the Subordinated Notes Proceeds Account may be disbursed into the Disbursement Account from time to time upon the satisfaction of the applicable conditions set forth in the Disbursement Agreement dated as of December 30, 1997 among inter alia the Trustee, the Account Agent and First Security Trust Company of Nevada, as Disbursement Agent (as modified or restated and in effect from time to time, the "Disbursement Agreement");

         NOW, THEREFORE, it is agreed:

         SECTION 1. ESTABLISHMENT OF SUBORDINATED NOTE PROCEEDS ACCOUNT; ETC.

         1.0 1. Establishment. The Account Agent has established in its own name and for the benefit of the holders of the Subordinated Notes (the "Holders") an account (Account No. 702254B) (the "Subordinated Notes Proceeds Account") for purposes of this Agreement, which Subordinated Notes Proceeds Account is maintained at the Account Agent's office located at Las
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Vegas, Nevada (Wire instructions: First Security Bank of Nevada - ABA # 1224
01668). Subject to the provisions of this Agreement, the Subordinated Notes Proceeds Account shall be under the sole dominion and control of the Account Agent and, except as set forth in Section 3.01 hereof, the Account Agent shall have the sole right to make withdrawals from the Subordinated Notes Proceeds Account and to exercise all rights with respect to the Collateral (as hereinafter defined) from time to time therein.

         1.02. Deposits to the Subordinated Notes Proceeds Account. The Assignors will transfer, in the funds received, all net proceeds of the Subordinated Notes to the Account Agent for immediate deposit into the Subordinated Notes Proceeds Account to be held therein until released pursuant to the provisions of Section 3 below.

         1.03. Investment of Funds. So long as any amounts remain in the Subordinated Notes Proceeds Account, the Account Agent will from time to time, at the request of the General Partner, invest funds on deposit in the Subordinated Notes Proceeds Account in Cash Equivalents. All investments made pursuant to this Section 1.03 (and any instruments evidencing same), and all proceeds thereof, shall be held in the Subordinated Notes Proceeds Account as part of the Collateral. All such investments shall be made in the name of the Account Agent. All risk of loss in respect of investments made pursuant to this
Section 1.03 shall be on the Assignors.

         SECTION 2. PLEDGE AND GRANT OF SECURITY INTEREST.

         2.01. Pledge and Grant of Security Interest. As collateral security to secure the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, each Assignor hereby pledges and assigns to the Account Agent, for the benefit of the Holders, a continuing possessory Lien and security interest in all of the right, title and interest of such Assignor in and to the Subordinated Notes Proceeds Account, in all funds deposited therein, in all investments from time to time therein, and in all cash and non-cash proceeds of any of the foregoing (collectively, the "Collateral"), from the date of the establishment of the Subordinated Notes Proceeds Account until the termination thereof pursuant to the terms hereof. As used herein, "Obligations" shall mean (i) the principal of, interest on or premium on the Subordinated Notes, (ii) all other obligations and indebtedness of each Assignor to the Holders now existing or hereafter incurred under, arising out of, or in connection with the Indenture and Subordinated Notes, and the due performance and compliance by each Assignor with all of the terms, conditions and agreements contained in the Indenture and Subordinated Notes, (iii) any and all sums advanced by the Account Agent in order to preserve the Collateral or to preserve its security interest in the Collateral, (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of any Assignor referred to in clauses (i), (ii) or (iii) above, after an Event of Default (as defined in the Indenture) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Account Agent of its rights hereunder, together with reasonable attorneys' fees and court costs and (v) all amounts paid by any Indemnitee (as hereinafter defined) as to which such Indemnitee has the right to reimbursement under
Section 9 hereof.


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               SECTION 3. WITHDRAWALS, APPLICATIONS AND REMEDIES.

         3.01. Withdrawals. (a) Upon receipt by the Account Agent of a Transfer Notice from the Disbursement Agent, the Account Agent shall, on the Transfer Date or other date specified in the Transfer Notice, withdraw from the Subordinated Notes Proceeds Account and transfer to the Disbursement Account its Account Agent's Portion for such date (i.e., the portion, if any, of the Requested Amount remaining unfunded after giving effect to all withdrawals from the Partnership Funds Account resulting from such Transfer Notice made pursuant to the order required by Section 2.02 of the Disbursement Agreement).

         (b) To the extent required to make any withdrawal pursuant to the foregoing clause of this Section 3.01, the Account Agent shall, and is hereby authorized to, liquidate Cash Equivalents then on deposit in the Subordinated Notes Proceeds Accounts pursuant to its customary practices for liquidating such securities.

         (c) Collateral may only be withdrawn as provided in clause (a) of this
Section 3.01, Section 3.02 and/or Section 10 and shall remain in the Subordinated Notes Proceeds Account until so withdrawn. Neither the Account Agent nor the Trustee shall have any liability whatsoever to any Holder or any Person as a result of any release of Collateral by transfer to the Disbursement Account following receipt by the Account Agent of a Transfer Notice regardless of any subsequent determination that one or more of the conditions specified herein or in the Disbursement Agreement to such withdrawal were not satisfied.

         3.02. Remedies Upon a Noticed Event of Default; Application of Proceeds. (a) If a Noticed Event of Default (as defined below) shall occur and be continuing, if and to the extent directed to do so by the Trustee (acting at the direction of the Holders of a majority in principal amount of the Subordinated Notes), the Account Agent shall, subject to any mandatory requirements of applicable law (including the Gaming Laws), (i) exercise in respect of all of the Collateral in addition to other rights and remedies provided for herein or otherwise available to it under applicable law, all of the rights and remedies of a secured party on default under the Uniform Commercial Code then in effect in the State of New York, (ii) liquidate all Cash Equivalents in accordance with its customary practices for liquidating such securities and/or (iii) withdraw the Collateral, if any, from the Subordinated Notes Proceeds Account and pay the same to the Trustee for application to the Obligations in accordance with Section 6.10 of the Indenture. As used herein, a "Noticed Event of Default shall mean (x) an Event of Default under Section 6.01(ix) and (x) of the Indenture (Bankruptcy defaults) with respect to an Assignor and (y) any other Event of Default that has been specified as a "Noticed Event of Default" in writing from the Trustee to the Assignors.

         (b) Each Assignor shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral applied as provided in preceding clause (a) and the aggregate amount of the Obligations.


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         SECTION 4. FURTHER ASSURANCES.

         Each Assignor agrees that it will, at any time and from time to time, at its expense, promptly execute and deliver all further agreements, instruments and other documents and take all further action that may be necessary or that the Account Agent or the Trustee may reasonably request in order to perfect and protect the security interest purported to be created hereby or otherwise to enable the Account Agent to exercise and enforce its rights and remedies hereunder.

         SECTION 5. TRANSFERS AND OTHER LIENS.

         Each Assignor agrees that it will not create or suffer to exist any Lien upon or with respect to any Collateral except for the security interest purported to be created hereby.

         SECTION 6. ATTORNEY-IN-FACT.

         Each Assignor hereby irrevocably appoints, which appointment shall be coupled with an interest, the Account Agent its attorney-in-fact, with full authority after the occurrence of and during the continuance of an Event of Default, in the place and stead of such Assignor and in the name of such Assignor or otherwise, from time to time in the Account Agent's discretion to execute any instrument and to take any other action which the Account Agent may deem necessary or advisable to accomplish the purposes of this Agreement or to facilitate the assignment or other transfer by the Account Agent of any or all of its rights hereunder.

         SECTION 7. PERFORMANCE BY THE ACCOUNT AGENT.

         If any Assignor fails to perform any agreement or obligation contained herein, the Account Agent itself may perform or cause performance of such agreement or obligation, and the expenses of the Account Agent incurred in connection therewith shall be payable to the Account Agent by the Assignors.

         SECTION 8. RESPONSIBILITY OF THE ACCOUNT AGENT AND TRUSTEE.

         (a) Neither the Account Agent nor any of their respective directors, officers, agents, employees, affiliates, representatives and agents shall be liable for any failure to invest or reinvest any cash in the Subordinated Notes Proceeds Account in accordance herewith or for any losses incurred by reason of investments made by the Account Agent pursuant to Section 1.03 hereof. The Account Agent shall act hereunder on the same terms and conditions as are set forth in Section 10 of the Credit Agreement (which section is incorporated herein by reference with each reference therein to "Agent" to include the Account Agent hereunder and each reference therein to "Lenders" to include the Holders and by accepting the benefit hereof, the Holders being deemed to have agreed to such provisions as so incorporated) and shall hold the Collateral in accordance with this Agreement and with only such obligations in respect thereof as are expressly set forth in this Agreement.

         (b) The Account Agent acknowledges and agrees that (i) all disbursements and releases made pursuant to this Agreement shall be made by the Account Agent irrespective of,


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and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, (ii) all service charges and fees with respect to this Agreement or the Subordinated Notes Proceeds Account shall be paid by the Assignors, (iii) it irrevocably waives and renounces any pledge, security interest (whether consensual, statutory or otherwise) or right of offset or compensation that it has or may ever have for its own benefit with respect to the Subordinated Notes Proceeds Account, (iv) it shall maintain appropriate books and records with respect to the Subordinated Notes Proceeds Account in which shall be recorded all transactions related thereto including, without limitation, all disbursements hereunder and any investments made by the Account Agent and shall permit the Trustee or any of its agents or representatives to inspect and to make copies of such books and records, as is reasonable, at the Assignors' sole cost and expense and (v) it shall exercise its customary efforts and utilize prudence in performing its duties hereunder in accordance with the terms of this Agreement.

         SECTION 9. INDEMNITY

         9.1. Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Account Agent and, to the extent acting hereunder, the Trustee and their respective successors, assigns, employees, agents and servants (hereinafter in this Section 9.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses and herein collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or any other document executed in connection herewith or in any other way connected with the administration of the transactions contemplated hereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the use of the Collateral; provided that no Indemnitee shall be indemnified pursuant to this
Section 9.1(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee.

         (b) Without limiting the application of Section 9.1(a) hereof, each Assignor jointly and severally agrees to pay, or reimburse the Account Agent, for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Account Agent's Liens on, and security interest in, the Account, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Account Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

         (c) Without limiting the application of Section 9.1(a) or (b) hereof, each Assignor jointly and severally agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by such Assignor in this Agreement or in


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any writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

         (d) If and to the extent that the obligations of any Assignor under this Section 9.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         9.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Section 9 shall continue in full force and effect notwithstanding the full payment of all Obligations.

         SECTION 10. TERMINATION; RELEASE.

         (a) Upon the Termination Date (as defined below) this Agreement shall terminate, and the Account Agent will duly assign, transfer and deliver to the Assignors (without recourse and without any representation or warranty) the Collateral, if any, that remains in the possession of the Account Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement together with any monies at the time held by the Account Agent hereunder. As used in this Agreement, "Termination Date" shall mean that date, occurring on and after the Commencement Date, which is one Business Day after the date upon which all of the amounts on deposit in the Subordinated Notes Proceeds Account have been applied as required by Section 3.01(a).

         (b) At any time that the Assignors desire that Collateral be released as provided in the foregoing Section 10(a), the Assignors shall deliver to the Account Agent and the Administrative Agent a certificate signed by an Authorized Officer of the General Partner, stating that the release of the respective Collateral is permitted pursuant to said Section 10(a). Neither the Account Agent nor the Administrative Agent shall have any liability whatsoever to any Lender as a result of any release of Collateral by it as permitted by this
Section 10.

         SECTION 11. NOTICES, ETC.

         Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered as follows:

         (a)  if to any Assignor, at:
              1160 Town Center Drive
              Suite 200
              Las Vegas, Nevada
              Attention: John Tipton


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         (b)  if to the Account Agent:

              c/o First Security Bank
              Trust Dept.
              530 Las Vegas Blvd. South
              Las Vegas, NV 89101

         (c)  if to the Trustee:

              114 West 47th Street
              New York, New York 10036
              Attention: Corporate Trust Department

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

         SECTION 12. MISCELLANEOUS.

         This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York. This Agreement shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of and be enforceable by the Account Agent and the Trustee and their successors and assigns. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. Delivery of an executed counterpart of the signature pages to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective on the date on which each of the parties shall have executed and delivered a copy hereof. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement, which shall remain binding on all parties hereto.

         SECTION 13. WAIVER; AMENDMENT.

         None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever, except pursuant to a writing signed by all the parties hereto. The Account Agent will be replaced hereunder by a new Account Agent at such time as such new Account Agent replaces the Disbursement Agent under and in accordance with Section 13 of the Disbursement Agreement. Upon the effectiveness of such replacement, the original Account Agent will transfer to the new Subordinated Notes Proceeds Account established by the new Account Agent all amounts on deposit in the original Subordinated Notes Proceeds Account.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives, as of the date first above written.

                                    THE RESORT AT SUMMERLIN, LIMITED
                                    PARTNERSHIP, as an Assignor

                                    By:
                                       -----------------------------------
                                       its GENERAL Partner


                                    By: (ILLEGIBLE)
                                       -----------------------------------
                                       Title: SR VP-SLOTS



                                    THE RESORT AT SUMMERLIN, INC.,
                                      as an Assignor


                                    By: (ILLEGIBLE)
                                       -----------------------------------
                                       Title: SR VP-SLOTS

                                    FIRST SECURITY TRUST COMPANY OF NEVADA,
                                      as Account Agent

                                    By:
                                       -----------------------------------
                                       Title:


                                    UNITED STATES TRUST COMPANY OF NEW YORK,
                                      as Trustee

                                    By: (ILLEGIBLE)
                                       -----------------------------------
                                       Title: VICE PRESIDENT


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives, as of the date first above written.

                                    THE RESORT AT SUMMERLIN, LIMITED
                                    PARTNERSHIP, as an Assignor

                                    By:
                                       -----------------------------------
                                       its General Partner

                                    By:
                                       -----------------------------------
                                       Title:

                                    THE RESORT AT SUMMERLIN, INC.,
                                       as an Assignor

                                    By: (ILLEGIBLE)
                                       -----------------------------------
                                       Title

                                    FIRST SECURITY TRUST COMPANY OF NEVADA,
                                      as Account Agent

                                    By: [ILLEGIBLE]
                                       -----------------------------------
                                       TITLE: PRESIDENT

                                    UNITED STATES TRUST COMPANY OF NEW YORK,
                                      as Trustee

                                    By:
                                       -----------------------------------
                                       Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers or General Partners, as the case may be, as of the date first above written.


                                    THE RESORT AT SUMMERLIN, LIMITED PARTNERSHIP

                                    By The Resort at Summerlin, Inc.,
                                       its General Partner


                                    By: (ILLEGIBLE)
                                       -----------------------------------
                                       Name: (ILLEGIBLE)
                                       Title: SR VP-SLOTS


                                    THE RESORT AT SUMMERLIN, INC.


                                    By: (ILLEGIBLE)
                                       -----------------------------------
                                       Name:
                                       Title: SR VP-SLOTS



                                    UNITED STATES TRUST COMPANY OF NEW YORK,
                                       as Trustee


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:



                                    THE RESORT AT SUMMERLIN, INC., as
                                       Representative


                                    By: (ILLEGIBLE)
                                       -----------------------------------
                                       Name:
                                       Title: SR VP-SLOTS

                                    NATIONAL WESTMINISTER BANK PLC,
                                       as Administrative Agent


                                    By: /s/ ANDREW WEINBERG
                                       -----------------------------------
                                       Name: ANDREW WEINBERG
                                       Title: SENIOR VICE PRESIDENT


                                    FIRST SECURITY TRUST COMPANY OF NEVADA,
                                       as MNPA Agent


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:



                                    FIRST SECURITY TRUST COMPANY OF NEVADA,
                                       as SNPA Agent


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:



                                    FIRST SECURITY TRUST COMPANY OF NEVADA,
                                       as PFA Agent


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:



                                    FIRST SECURITY TRUST COMPANY OF NEVADA,
                                       as Disbursement Agent


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title: